Exhibit 10.35

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 9, 2016, by and among MEDEQUITIES REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), EACH OF THE ENTITIES IDENTIFIED AS “GUARANTORS” ON THE SIGNATURE PAGES OF THIS AMENDMENT (collectively, the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and EACH OF THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (together with KeyBank in its capacity as a Lender, hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and each of the Lenders initially a signatory thereto are party to that certain First Amended and Restated Credit Agreement dated as of July 30, 2015, as amended by that certain First Amendment to Credit Agreement and Other Loan Documents dated as of May 17, 2016 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, the Guarantors (other than MRT of San Diego CA—SNF, LLC), executed and delivered to Agent and the Lenders that certain First Amended and Restated Unconditional Guaranty of Payment and Performance dated as of July 30, 2015 (the “Guaranty”);

WHEREAS, MRT of San Diego CA—SNF, LLC has executed and delivered to Agent a Joinder Agreement dated as of October 1, 2015;

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2. Modifications of the Credit Agreement. The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a) By deleting the number “$250,000,000.00” appearing in clause (a)(ii) of the definition of “IPO Conditions” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the number “$200,000,000.00”;

(b) By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“IPO Event Net Proceeds. The amount equal to the sum of (a) the Net Offering Proceeds received in connection with the IPO Event minus (b) the liquidation preference and special redemption premium payable with respect to the Series B Preferred Stock in connection with the IPO Event (such amount pursuant to this clause (b) totaling $131,250,000.00).

Series B Preferred Stock. The REIT’s 125,000 shares of 7.875% Series B Redeemable Cumulative Preferred Stock issued on March 11, 2015 and April 1, 2015 pursuant to the Articles Supplementary Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock dated March 10, 2015.”

(c) By inserting the following sentence at the end of §8.7(a) of the Credit Agreement:

“Notwithstanding the foregoing in this §8.7(a), provided that the IPO Conditions are satisfied, the REIT and its Subsidiaries may make Distributions necessary to pay, redeem or otherwise cancel the Preferred Securities which by its terms must be paid, redeemed or otherwise cancelled in connection with the occurrence of the IPO Event.”

(d) By inserting the following sentence to the end of §9.3 of the Credit Agreement:

“Notwithstanding anything herein to the contrary, the payment in connection with the IPO Event of $6,250,000.00 as a special redemption dividend to the holders of the Series B Preferred Stock to be redeemed in connection with the IPO Event shall not be included in the calculation of Consolidated Fixed Charges.”

(e) By deleting in its entirety §9.4 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.4 Minimum Consolidated Tangible Net Worth. The Borrower will not at any time permit Consolidated Tangible Net Worth to be less than (a) prior to the occurrence of the IPO Event, the sum of (i) $214,000,000.00, plus (ii) seventy-five percent (75%) of the sum of any additional Net Offering Proceeds after the date of this Agreement, and (b) from and after the occurrence of the IPO Event, the sum of (i) the amount determined pursuant to §9.4(a) immediately prior to the occurrence of the IPO Event plus (ii) seventy-five percent (75%) of the IPO Event Net Proceeds plus (iii) seventy-five percent (75%) of the sum of any additional Net Offering Proceeds after the date of the IPO Event.”

(f) By deleting in its entirety the Appendix attached to Exhibit H (Compliance Certificate), and inserting in lieu thereof the Appendix to Compliance Certificate attached hereto and made a part hereof.

3. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4. Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements executed contemporaneously herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

5. Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b) Enforceability. This Amendment and any other documents executed in connection herewith are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals. The execution, delivery and performance of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d) Reaffirmation. Each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith are true and correct in all material respects (subject to §1.2(m) of the Credit Agreement) as of the date hereof except for representations or warranties that expressly relate to an earlier date.

(e) No Default. No Default or Event of Default has occurred and is continuing or will arise or occur after the execution and delivery of this Amendment and any other documents executed in connection herewith.

6. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present directors, officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

7. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents. Nothing in this Amendment or the other documents executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty). By execution hereof, Borrower and Guarantors acknowledge that the Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future extension, waiver, indulgence or consent. Except as specifically provided in Paragraph 1(a) of this Amendment, nothing in this Amendment or the other documents executed in connection herewith shall be deemed a modification or waiver of the IPO Conditions or the IPO Conditions Satisfaction Date, or an extension of the date by which the IPO Conditions Satisfaction Date must occur.

8. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement. This Amendment shall constitute a Loan Document.

9. Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

10. Effective Date. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, Guarantors, the Super-Majority Lenders and Agent; and

(b) Such other amendments, certificates, documents, instruments, title endorsements and agreements as the Agent may reasonably request.

The Borrower will pay the reasonable out-of-pocket fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby in accordance with §15 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

MEDEQUITIES REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	MedEquities OP GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Jeffery C. Walraven
	Name:	Jeffery C. Walraven
	Title:	EVP, CFO, Secretary & Treasurer

(SEAL)

GUARANTORS:

MEDEQUITIES REALTY TRUST, INC., a Maryland corporation

By:	/s/ Jeffery C. Walraven
Name:	Jeffery C. Walraven
Title:	EVP, CFO, Secretary & Treasurer

(SEAL)

MEDEQUITIES OP GP, LLC, a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Name:	Jeffery C. Walraven
Title:	EVP, CFO, Secretary & Treasurer

(SEAL)

[Signature Page to Second Amendment to Credit Agreement — KeyBank/MedEquities 2016]

MEDEQUITIES REALTY TRS, LLC, a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Name:	Jeffery C. Walraven
Title:	EVP, CFO, Secretary & Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to Second Amendment to Credit Agreement — KeyBank/MedEquities 2016]

MRT OF KENTFIELD CA – LTACH, LLC,

MRT OF LAS VEGAS NV – LTACH, LLC,

MRT OF SPARTANBURG SC—SNF, LLC,

MRT OF BROWNSVILLE TX—MOB, LLC,

MRT OF AMARILLO TX – 1ST MORTGAGE IRF, LLC,

MRT OF SPRINGFIELD MA – 1ST MORTGAGE ACH, LLC,

MRT OF LAKEWAY TX – ACH, LLC,

MRT OF FORT WORTH TX – SNF, LLC,

MRT OF LAS VEGAS NV – ACH, LLC,

MRT OF LA MESA CA – SNF, LLC,

MRT OF UPLAND CA – SNF/ALF, LLC,

MRT OF NATIONAL CITY CA – SNF I, LLC, MRT OF NATIONAL CITY CA – SNF II, LLC,

MRT OF BROWNWOOD TX—SNF, LLC,

MRT OF EL PASO TX—SNF, LLC,

MRT OF GRAHAM TX—SNF, LLC,

MRT OF KAUFMAN TX—SNF, LLC,

MRT OF KEMP TX—SNF, LLC,

MRT OF KERENS TX—SNF, LLC,

MRT OF LONGVIEW TX—SNF, LLC,

MRT OF MT. PLEASANT TX—SNF, LLC,

MRT OF SAN ANTONIO TX—SNF II, LLC,

MRT OF SAN ANTONIO TX—SNF I, LLC, and

MRT OF SAN DIEGO CA – SNF, LLC,

each a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Name:	Jeffery C. Walraven
Title:	EVP, CFO, Secretary & Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to Second Amendment to Credit Agreement — KeyBank/MedEquities 2016]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Grant Saunders
Name:	Grant Saunders
Title:	SVP

JPMORGAN CHASE BANK, N.A.

By:	/s/ Amrish Desai
Name:	Amrish Desai
Title:	Vice President

CITIBANK, N.A.

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Vera B. McEvoy
Name:	Vera B. McEvoy
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Alicia Cook
Name:	Alicia Cook
Title:	Authorized Signatory

CADENCE BANK, N.A.

By:	/s/ Drew Healy
Name:	Drew Healy
Title:	Senior Vice President

[Signatures Continue On Next Page]

[Signature Page to Second Amendment to Credit Agreement — KeyBank/MedEquities 2016]

CITIZENS BANK, N.A.

By:	/s/ Donald Woods
Name:	Donald Woods
Title:	SVP

ROYAL BANK OF CANADA

By:	/s/ Sheena Lee
Name:	Sheena Lee
Title:	Authorized Signatory

RAYMOND JAMES BANK, N.A.

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

PINNACLE BANK

By:	/s/ Allison Jones
Name:	Allison Jones
Title:	Senior Vice President

RENASANT BANK

By:	/s/ Craig Gardella
Name:	Craig Gardella
Title:	EVP

[Signature Page to Second Amendment to Credit Agreement — KeyBank/MedEquities 2016]

APPENDIX TO COMPLIANCE CERTIFICATE

Appendix to Compliance Certificate1

($ in 000’s)

Balance Sheet Date:                                     , 201

Subject Period:                     , 201     through                     , 201     (i.e., the most recent fiscal quarter ending on the Balance Sheet Date)

I.	Section 9.2 – Consolidated Total Indebtedness to Gross Asset Value.
	A.	Gross Asset Value:		$
	B.	Consolidated Total Indebtedness:		$
	C.	Ratio of Consolidated Total Indebtedness to Gross Asset Value (Line I.B. divided by Line I.A.):		%
Not to exceed: 55%
Compliant? Yes ☐ No ☐

II.	Section 9.3 – Adjusted Consolidated EBITDA to Consolidated Fixed Charges.
	A.	Adjusted Consolidated EBITDA for most recently ended two calendar quarters (the “Subject Period”), annualized:
		1.	Consolidated EBITDA:	$
		2.	Capital Reserves for Subject Period:	$
		3.	Actual cash capital expenditure reserves collected during the Subject Period	$
		4.	Adjusted Consolidated EBITDA (Line II.A.1 minus Line II.A.2. plus Line II.A.3.):	$
	B.	Consolidated Fixed Charges for Subject Period, annualized:		$
	C.	Consolidated Fixed Coverage Ratio (Line II.A.4.divided by Line II.B.):		to 1
Minimum required (commencing November 1, 2014): 1.75 to 1.0
Compliant? Yes ☐ No ☐

III.	Section 9. 4 – Consolidated Tangible Net Worth.
	A.	Consolidated Gross Asset Value at Statement Date:		$
	B.	Consolidated Total Indebtedness:		$

[1]	The summary references herein to defined terms and component parts thereof are qualified by reference to the complete definitions of such terms as set forth in the Agreement.

The calculations provided herein are made using the consolidated financial statements of REIT as of the Balance Sheet Date adjusted in the best good faith estimate of REIT to give effect to the making of a Loan, issuance of a Letter of Credit, acquisition or disposition of property or other event that occasions the preparation of this certificate.

Appendix to Compliance Certificate

	C.	Consolidated Tangible Net Worth (Line III.A. minus Line III.B.):	$
	D.	75% of any Net Offering Proceeds:	$
E.

Minimum required Consolidated Tangible Net Worth (prior to IPO Event, $214,000,000 plus Line III.D; after the IPO Event, the sum of $214,000,000 plus Line III.D. prior to the IPO Event plus 75% of the IPO Event Net Proceeds plus Line III.D.):

$
	F.	Excess (deficiency) for covenant compliance (Difference between Line III.C. and Line III.E.):	$
Compliant? Yes ☐ No ☐

IV.	Section 9.5 – Excess Unrestricted Cash and Cash Equivalents.
	A.	Cash and cash equivalents at Statement Date:	$
	B.	Tenant security deposits, other restricted deposits and other cash and cash equivalents subject to restrictions:	$
	C.	Unrestricted Cash and Cash Equivalents (Line IV.A. minus Line IV.B.):	$
Until the occurrence of the IPO Conditions Satisfaction Date, Maximum allowed: $10,000,000; thereafter: $0
Compliant? Yes ☐ No ☐

V.	Section 8.1(g) – Limitation on Recourse Indebtedness.
	A.	Total Recourse Indebtedness:	$
	B.	Gross Asset Value:	$
Commencing on the IPO Conditions Satisfaction Date, Recourse Indebtedness cannot exceed 10% of Gross Asset Value (prior to the IPO Conditions Satisfaction Date, no Recourse Indebtedness permitted)
Compliant? Yes ☐ No ☐

VI.	Section 8.1(h) – Limitation on Secured Debt.
	A.	Total Secured Debt:	$
	B.	Gross Asset Value:	$
	C.	Ratio of Line VI.A. divided by Line VI.B.:	%
Commencing on the IPO Conditions Satisfaction Date, Secured Debt cannot exceed 35% of Gross Asset Value (no Secured Debt may be incurred prior to the IPO Conditions Satisfaction Date).
Compliant? Yes ☐ No ☐

VII.	Section 8.3(m) – Limitation on Investment in Development Properties.
	A.	Aggregate construction and development budget for Development Properties (including land):	$

Appendix to Compliance Certificate

	B.	Gross Asset Value:	$
	C.	Ratio of Line VII.A. divided by Line VII.B.:	%
Line VII. A. cannot exceed 5% of Gross Asset Value
Compliant? Yes ☐ No ☐

VIII.	Section 8.3 (last paragraph) – Additional Limitation on Investments.
	A.	Investments in Land Assets:	$
	B.	Investments in Mortgage Note Receivables:	$
	C.	Investments in non-Wholly-Owned Subsidiaries and Unconsolidated Affiliates:	$
	D.	Aggregate construction and development budget for Development Properties (including land):	$
	E.	Gross Asset Value:	$
	F.	Ratio of (i) the sum of Line VIII.A. plus Line VIII.B. plus Line VIII.C. plus Line VIII.D., divided by (ii) Line VIII.B.:	%
Commencing January 31, 2016 VIII. A-D. cannot exceed 25% of Gross Asset Value
Compliant? Yes ☐ No ☐

IX.	Section 8.7(a) – Distributions.[2]:
	A.	Estimated Taxable Net Income:	$
	B.	Distribution Cap: Line IX.A. multiplied by 118%:	$
	C.	Estimated Distributions for current calendar year:	$
	D.	Excess (deficiency) for covenant compliance (Difference between Line IX.B. and Line IX.C.):	$
Prior to the IPO Conditions Satisfaction Date, Line IX.C. cannot exceed Line IX.B.
Compliant? Yes ☐ No ☐

X.	Section 8.7(b) – Distributions.
	A.	Distributions during prior 4 consecutive quarters:	$
	B.	Funds from Operations during such period:	$
	C.	Ratio of Line X.A. divided by Line X.B.:	%
Commencing with the first calendar quarter after the IPO Conditions Satisfaction Date, Line X. A. cannot exceed 95% of Line X.B.
Compliant? Yes ☐ No ☐

[2]

The Applicable Tax Percentage will be zero percent (0%) which is the expected applicable federal tax percent for the REIT, which will allow the Company to comply with the REIT distribution requirements.

Appendix to Compliance Certificate